Greenwich Street

                                   California
                               Municipal Fund Inc.

                                                                Quarterly Report
                                                                    May 31, 1997

--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide the quarterly report for the Greenwich Street California Municipal Fund Inc. ("Fund") for the nine months ended May 31, 1997. Over the period covered by this report, the Fund distributed income dividends totaling $0.46 per share and capital gain dividends of $0.33 per share. The table below details the annualized distribution rates and year-to-date total returns based on the Fund's May 31, 1997 net asset value (NAV) per share and its American Stock Exchange (AMEX) closing price:

                      Price               Annualized          Nine-Month
                    Per Share         Distribution Rate*     Total Return
                 --------------       ------------------     ------------
                  $13.26 (NAV)               4.89%               7.50%
                  $12.625 (AMEX)             5.13%              10.84%

In comparison, the Fund's Lipper Analytical Services, Inc. peer group average posted a total return on NAV of 7.20% for the same time period. (Lipper Analytical Services, Inc. is an independent fund tracking organization.)

Municipal Market Update

For the past several months ending in May, the bond market experienced a significant correction in prices. This correction was a reaction not only to the Federal Reserve Board's ("Fed") minor tightening of short-term interest rates but more so to the conservative stance taken by the Fed Chairman, Alan Greenspan. Given a benign inflationary outlook and moderate economic data, we felt this indicated a less robust economy in the second quarter. We believed that long-term interest rates were quite cheap. In our view, these factors have led us to a very positive outlook for long-term interest rates and the municipal bond market through the summer.

The Fed has declined to push the federal funds rate higher at both the May and July meetings. (The federal funds rate is the interest rate banks charge each other for overnight loans and an indicator of the direction of interest rates.) Despite impressive growth in jobs, the producer price index (PPI) and consumer price index (CPI) have been quite benign. Second quarter growth has also been much more moderate than the two previous quarters. Therefore, the Fed's response has been, in our opinion, appropriate, and should be positive for the bond market.

----------
* This distribution assumes monthly dividends at the current rate of $0.054 per share for twelve months.

California Economic Highlights

The California economy has proved to be very vibrant and diversified, enjoying strong growth most of the last six years. Job growth in the services and manufacturing sectors over a broad range of industries, has become the cornerstone of California's recovery. As a result, the state's unemployment rate is now at its lowest level in seven years and personal income has risen steadily. These strong characteristics have allowed California's gross state product to exceed the $1 trillion level. This is the first time any state has achieved this level of economic output.

Fund's Investment Strategy

Our basic goal during the recent bond market correction has been to position the Fund in high-grade bonds with long call protection and somewhat lower coupons. This strategy should not only upgrade the credit quality and liquidity of the portfolio but give us a better chance to participate in the price appreciation that we think this market will experience from today's levels.

During the past quarter, the Fund focused on hospital bonds (20.7% of the portfolio), water and sewer bonds (20.0% of the portfolio) and transportation bonds (15.3% of the portfolio) sectors because we believe they offered good relative values. At the end of May, the Fund's weighted average maturity was approximately 25.3 years. In addition, as of May 31, 1997, approximately 93% of the Fund's holdings were rated investment grade by either Standard & Poor's Ratings Service or Moody's Investors Service Inc., with 43.4% of the Fund invested in AAA/Aaa bonds, the highest possible rating. (Standard & Poor's and Moody's are two major credit reporting and bond rating agencies.)

Municipal Bond Market Outlook

Throughout 1997, the municipal bond market has outperformed its taxable counterpart significantly. This is due simply to an ongoing imbalance in the supply and demand for municipal bonds. For the past several years, supply has been quite moderate, averaging about $170 billion per year. Conversely, demand has been very strong, due to the significant amount of bond calls that have reduced the amount of municipal debt outstanding by approximately $200 billion during the last three years. Since we do not foresee any dramatic changes in this relationship, we expect municipal debt to continue to show strong performance relative to taxable debt.

In closing, thank you for investing in the Greenwich Street California Municipal Fund Inc. We look forward to continuing to help you achieve your financial goals.

Sincerely,


/s/ Heath B. McLendon                   /s/ Joseph P. Deane
----------------------------            ----------------------------
Heath B. McLendon                       Joseph P. Deane
Chairman                                Vice President and
                                        Investment Officer

July 9, 1997

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                               May 31, 1997
--------------------------------------------------------------------------------

  FACE
 AMOUNT       RATING                   SECURITY                              VALUE
=====================================================================================
Education -- 8.7%
                      California Education Facility Authority:
$ 2,100,000    A1*      Loyola Marymount University, 5.750% due 10/1/24  $ 2,073,750
  2,000,000    A3*      Southwestern University, 6.700% due 11/1/24        2,112,500
-------------------------------------------------------------------------------------
                                                                           4,186,250
-------------------------------------------------------------------------------------
General Obligation --3.8%
  1,865,000    AAA    California State GO, FGIC-Insured,
                        5.375% due 6/1/26                                  1,806,719
-------------------------------------------------------------------------------------
Hospital -- 20.7%
                      California Health Facility Financing Authority:
  1,930,000    A+       Daniel Freeman Hospital, 6.500% due 5/1/20         2,021,675
  2,000,000    AA       Kaiser Permanente Hospital, 5.550% due 8/15/25     1,940,000
  2,000,000    AA     California Statewide Community Development
                        Authority, COP, St. Joseph's Hospital, 6.625%
                        due 7/1/21(a)                                      2,140,000
  2,000,000    AA     Fresno Health Facility Revenue, Holy Cross Health
                        System, 5.625% due 12/1/15                         1,960,000
  1,750,000    A      Torrence Hospital Revenue, Little Co. of Mary
                        Hospital, 6.875% due 7/1/15                        1,855,000
-------------------------------------------------------------------------------------
                                                                           9,916,675
-------------------------------------------------------------------------------------
Housing -- 7.4%
  1,400,000    Aa2*   California HFA Home Mortgage, Series E,
                        FHA-Insured, 6.375% due 8/1/27(b)                  1,429,750
  2,000,000    AAA    Santa Rosa Mortgage Revenue, Village Square
                        Apartments, FHA-Insured, 6.875% due 9/1/27         2,117,500
-------------------------------------------------------------------------------------
                                                                           3,547,250
-------------------------------------------------------------------------------------
Miscellaneous -- 11.6%
  2,000,000    AAA    California State Public Works Board,
                        Department of Corrections,
                        AMBAC-Insured, 5.250% due 1/1/21                   1,900,000
  2,000,000    AAA    Los Angeles Convention and Exhibition Center
                        Authority Lease Revenue, MBIA-Insured, 5.375%
                        due 8/15/18                                        1,922,500
  1,675,000    AAA    Orange County 1996 Recovery COP,
                        Series A, MBIA-Insured, 6.000% due 7/1/26          1,716,875
-------------------------------------------------------------------------------------
                                                                           5,539,375
-------------------------------------------------------------------------------------
Tax Allocation -- 12.5%
  2,100,000    Baa*   Hawthorne Community Redevelopment Agency,
                        Tax Allocation, 6.700% due 9/1/20                  2,170,875
  2,000,000    AAA    Rancho Cucamonga Redevelopment Agency, Tax
                        Allocation, MBIA-Insured, 5.250% due 9/1/26        1,887,500
  2,000,000    AAA    San Jose Redevelopment Agency, Tax Allocation,
                        MBIA-Insured, 5.250% due 8/1/16                    1,920,000
-------------------------------------------------------------------------------------
                                                                           5,978,375
-------------------------------------------------------------------------------------

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   May 31, 1997
--------------------------------------------------------------------------------

  FACE
 AMOUNT       RATING                   SECURITY                         VALUE
-------------------------------------------------------------------------------------
Transportation -- 15.3%
$ 2,000,000    BBB-   Foothill Eastern Transportation, California Toll
                        Revenue, 6.000% due 1/1/34(a)                    $ 2,002,500
  2,000,000    AAA    Los Angeles County Metropolitan Transportation
                        Authority, Sales Tax Allocation, MBIA-Insured,
                        5.625% due 7/1/18                                  1,985,000
 20,000,000    NR     San Joaquin Hills Transportation Corridor Agency,
                        Senior Lien Toll, zero coupon due 1/1/26           3,325,000
-------------------------------------------------------------------------------------
                                                                           7,312,500
-------------------------------------------------------------------------------------
Water & Sewer -- 20.0%
  1,240,000    AAA    Anaheim Public Finance Authority, Water Utility,
                        (Lenain Filtration Project), FGIC-Insured,
                        5.250% due 10/1/19                                 1,171,800
  2,000,000    AA     California State Department of Water Revenue,
                        Series L, 5.500% due 12/1/23                       1,922,500
  2,140,000    AAA    East Bay Mud Wastewater System, FGIC-Insured,
                        5.000% due 6/1/26                                  1,960,775
  2,000,000    BBB+   Kings County Waste Management Authority, Solid
                        Waste Revenue, 7.200% due 10/1/14(b)               2,130,000
  1,000,000    AAA    Redding Joint Powers Financing Authority, Waste
                        Water Revenue, FGIC-Insured, 5.500% due 12/1/18      982,500
  1,500,000    AAA    San Diego PCFA Sewer Revenue, FGIC-Insured,
                        5.000% due 5/15/20                                 1,385,625
-------------------------------------------------------------------------------------
                                                                           9,553,200
-------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost--  $43,455,082**)                            $47,840,344
-------------------------------------------------------------------------------------

(a)   Security segregated by Custodian for open market purchase commitment.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
**    Aggregate cost for Federal income tax purposes is substantially the same.

     See page 6 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.

Bond Ratings

Notes to Financial Statements

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   -- Bonds rated "AAA" have the highest rating assigned by Standard &
         Poor's. Capacity to pay interest and repay principal is extremely strong.

AA    -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A     -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB   -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa   -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A     -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa   -- Bonds that are rated "Baa" are considered as medium grade obligations,
         i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR    -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------
Security Descriptions
--------------------------------------------------------------------------------
AMBAC    --  AMBAC Indemnity Corporation
COP      --  Certificate of Participation
FGIC     --  Financial Guaranty Insurance Company
FHA      --  Federal Housing Administration
GO       --  General Obligation
HFA      --  Housing Finance Agency
MBIA     --  Municipal Bond Investors Assurance Corporation
PCFA     --  Pollution Control Financing Authority

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                     May 31, 1997
--------------------------------------------------------------------------------
Notes to Financial Statements
ASSETS:
  Investments, at value (Cost-- $43,455,082)                         $47,840,344
  Interest receivable                                                    843,360
  Deferred organization costs                                             47,589
--------------------------------------------------------------------------------
  Total Assets                                                        48,731,293
--------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                      104,289
  Payable to bank                                                         46,797
  Management fees payable                                                 36,306
  Accrued expenses                                                        46,750
--------------------------------------------------------------------------------
  Total Liabilities                                                      234,142
--------------------------------------------------------------------------------
Total Net Assets                                                     $48,497,151
================================================================================
NET ASSETS:
  Par value of capital shares                                        $     3,658
  Capital paid in excess of par value                                 43,831,350
  Undistributed net investment income                                     62,805
  Accumulated net realized gain from security transactions               214,076
  Net unrealized appreciation of investments                           4,385,262
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $13.26 a share on 3,658,334 shares of $0.001
  par value outstanding; 500,000,000 shares authorized)              $48,497,151
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Nine Months Ended May 31, 1997

INVESTMENT INCOME:
  Interest                                                           $ 2,148,340
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 3)                                               325,940
  Audit and legal                                                         36,157
  Shareholder and system servicing fees                                   26,970
  Shareholder communications                                              20,942
  Amortization of deferred organization cost                              15,266
  Directors' fees                                                          2,992
  Pricing service fees                                                     2,692
  Custody                                                                  1,811
  Other                                                                    6,651
--------------------------------------------------------------------------------
  Total Expenses                                                         439,421
--------------------------------------------------------------------------------
Net Investment Income                                                  1,708,919
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4):
  Realized Gain From Security Transactions (excluding short-term securities):
    Proceeds from sales                                               15,059,998
    Cost of securities sold                                           14,553,128
--------------------------------------------------------------------------------
  Net Realized Gain                                                      506,870
--------------------------------------------------------------------------------
  Changes in Net Unrealized Appreciation of Investments:
    Beginning of period                                                3,228,979
    End of period                                                      4,385,262
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                              1,156,283
--------------------------------------------------------------------------------
Net Gain on Investments                                                1,663,153
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $ 3,372,072
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Nine Months Ended May 31, 1997 (unaudited) and the Year Ended August 31, 1996

                                                         1997           1996
--------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                             $  1,708,919    $  2,318,811
  Net realized gain                                      506,870         914,456
  Increase in net unrealized appreciation              1,156,283         179,466
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations               3,372,072       3,412,733
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income                              (1,697,528)     (2,546,193)
  Net realized gains                                 (1,207,250)        (86,528)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
  Distributions to Shareholders                      (2,904,778)     (2,632,721)
--------------------------------------------------------------------------------
Increase in Net Assets                                   467,294         780,012
NET ASSETS:
  Beginning of period                                 48,029,857      47,249,845
--------------------------------------------------------------------------------
  End of period*                                    $ 48,497,151    $ 48,029,857
--------------------------------------------------------------------------------
* Includes undistributed net investment income of:  $     62,805    $     51,414
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

      1. SIGNIFICANT ACCOUNTING POLICIES

      The Greenwich Street California Municipal Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At August 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      In addition, organization costs have been deferred and are being amortized on a straight-line basis over a five year period, beginning at the commencement of the Fund's operations in September 1994.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

      2. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

      3. MANAGEMENT AGREEMENT AND AFFILIATED TRANSACTIONS

      Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc., acts as investment manager to the Fund. The Fund pays SBMFM a fee calculated at an annual rate of 0.90% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

      All officers and one director of the Fund are employees of Smith Barney
Inc.

      4. INVESTMENTS

      For the nine months ended May 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


================================================================================
Purchases                                                            $12,109,529
--------------------------------------------------------------------------------
Sales                                                                 15,059,998
================================================================================
      At May 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:
================================================================================
Gross unrealized appreciation                                         $4,385,262
Gross unrealized depreciation                                                --
--------------------------------------------------------------------------------
Net unrealized appreciation                                           $4,385,262
================================================================================

      5. PORTFOLIO CONCENTRATION

      Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

      6. FUTURES CONTRACTS

      Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

      As of May 31, 1997, the Fund had no open futures contracts.

      7. LENDING OF PORTFOLIO SECURITIES

      The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lender's fee, which is shared 60% by the Fund and 40% by the custodian. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

      At May 31, 1997, there were no securities on loan.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                           1997(1)       1996       1995(2)(3)
================================================================================
Net Asset Value, Beginning of Period       $13.13       $12.92        $12.00
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income(4)                 0.47         0.63          0.60
  Net realized and unrealized gain         0.45         0.30          0.84
--------------------------------------------------------------------------------
Total Income From Operations               0.92         0.93          1.44
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                    (0.46)       (0.70)        (0.52)
  Net realized gains                       (0.33)       (0.02)       --
--------------------------------------------------------------------------------
Total Distributions                        (0.79)       (0.72)        (0.52)
--------------------------------------------------------------------------------
Net Asset Value, End of Period             $13.26       $13.13        $12.92
--------------------------------------------------------------------------------
Total Return, Based on Market Value        10.84%++     11.92%        0.25%++
--------------------------------------------------------------------------------
Total Return, Based on Net Asset Value*    7.50%++      7.96%         12.24%++
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $48,497      $48,030       $47,250
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                              1.21%+       1.15%         1.02%+
  Net investment income                    4.71+        4.75          5.16+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                    25%          42%           7%
--------------------------------------------------------------------------------
Market Value, End of Period                $12.625      $12.125       $11.500
================================================================================
(1)   For the nine months ended May 31, 1997 (unaudited).
(2)   Based on the weighted average shares outstanding for the period.
(3) For the period from September 23, 1994 (commencement of operations) to August 31, 1995.
(4) The Manager has waived a portion of its management fees for the period ended August 31, 1995. If such fees were not waived, the per share decrease on net investment income would have been $0.01 and the expense ratio would have been 1.14%, annualized.
* The total return assumes the purchase and redemption of shares using the Fund's net asset value rather than the market value. Dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                           AMEX
   Record     Payable     Closing     Net Asset      Income       Reinvestment
    Date       Date       Price+       Value+       Declared         Price
================================================================================
  12/14/94   12/20/94    $10.875       $11.48       $0.05800         $10.27
   1/17/95    1/24/95     11.125        11.78        0.05800          11.27
   2/14/95    2/21/95     11.625        12.46        0.05800          11.77
   3/14/95    3/21/95     11.625        12.71        0.05800          11.77
   4/11/95    4/18/95     11.500        12.92        0.05800          11.65
   5/16/95    5/23/95     11.750        13.03        0.05800          11.77
   6/20/95    6/23/95     11.750        13.08        0.05800          12.02
   7/25/95    7/28/95     11.750        12.81        0.05800          11.95
   8/22/95    8/25/95     11.625        12.70        0.05800          11.65
   9/26/95    9/29/95     11.500        12.99        0.05800          11.65
  10/24/95   10/27/95     11.625        13.27        0.05800          11.77
  11/20/95   11/24/95     11.875        13.48        0.05800          12.02
  12/26/95   12/29/95     12.000        13.80        0.05800          12.02
  12/26/95*  12/29/95     12.000        13.80        0.02365          12.02
   1/23/96    1/26/96     12.063        13.75        0.05800          12.14
   2/20/96    2/23/96     11.938        13.78        0.05800          12.05
   3/26/96    3/29/96     11.750        13.27        0.05800          12.05
   4/23/96    4/26/96     12.000        13.10        0.05800          12.10
   5/28/96    5/31/96     12.000        13.19        0.05800          12.03
   6/25/96    6/28/96     12.000        12.96        0.05800          12.09
   7/23/96    7/26/96     12.375        13.14        0.05800          12.41
   8/27/95    8/30/96     12.125        13.27        0.05800          12.14
   9/24/96    9/27/96     11.875        13.25        0.05800          12.01
  10/22/96   10/25/96     12.000        13.43        0.05800          12.14
  11/25/96   11/29/96     12.500        13.73        0.05800          12.76
  12/03/96*  12/13/96     12.375        13.49        0.33000          12.76
   1/28/97    1/31/97     12.563        13.12        0.05800          12.75
   2/25/97    2/28/97     12.500        13.42        0.05800          12.64
   3/24/97    3/27/97     12.375        13.02        0.05800          12.50
   4/22/97    4/25/97     12.500        12.91        0.05800          12.61
   5/27/97    5/30/97     12.563        13.17        0.05800          12.72
================================================================================
+ Effective October 24, 1995, the Fund changed its valuation date from payable date to record date. For the period from December 14, 1994 through September 26, 1995, the AMEX closing price and net asset value are as of payable date.
*     Capital gain distribution.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

      Pursuant to the Fund's Dividend Reinvestment Plan ("Plan"), all distributions are automatically reinvested by First Data Investor Services Group, Inc. as plan agent ("Plan Agent") in additional shares of the Fund's Common Stock ("Common Shares") as provided below unless a shareholder elects to receive cash.

      Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (i.e., in "Street Name") are reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee. Investors who own Common Shares registered in Street Name should consult their broker-dealer for details. All distributions to shareholders who do not participate in the Plan are paid by check, mailed directly to the record holder by the Plan Agent.

      If the Fund declares a distribution payable either in Common Shares or in cash, nonparticipants in the Plan receive cash, and Plan participants receive the equivalent in Common Shares valued in the following manner: whenever the market price is equal to or exceeds the net asset value per share at the time Common Shares are valued for the purpose of determining the number of Common Shares equivalent to the cash distribution, participants are issued Common Shares valued at the greater of (1) the net asset value most recently determined or (2) 95% of the then current market price of the Common Shares.

      If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, or if the Fund declares a distribution payable only in cash, the Plan Agent buys Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Plan Agent applies all cash received as a distribution to purchase Common Shares on the open market as soon as practicable after the record date of the distribution, but in no event later than 30 days after such date, except when necessary to comply with applicable provisions of the Federal securities laws. If following the commencement of purchases and before the Plan Agent has completed its purchases the market price exceeds the net asset value of the Common Shares, the Plan Agent is permitted to cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)(continued)
--------------------------------------------------------------------------------

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent which must be received at least ten business days prior to the distribution record date to become effective for that distribution. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the Plan Agent or participant. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Fund shares credited to his or her account under the Plan are issued and a cash payment is made for any fraction of a Fund share credited to such account.

      The automatic reinvestment of distributions does not relieve participants of any Federal income tax that may be payable on such distributions.

      The Fund does not charge participants for reinvesting distributions. Any Plan Agent's fees for the handling of reinvestment of distributions under the Plan are paid by the Fund. There are no brokerage charges with respect to Common Shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant pays a pro-rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions.

      Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the distribution. The Plan also may be terminated by the Fund or the Plan Agent by at least 30 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at First Data Investor Services Group, Inc., P.O. Box 1376, Boston, Massachusetts 02104.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                                Greenwich Street
                                   California
                               Municipal Fund Inc.

DIRECTORS
Joseph H. Fleiss
Donald R. Foley
Paul Hardin
Francis P. Martin, M.D.
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan
C. Richard Youngdahl, Emeritus

OFFICERS
Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Joseph P. Deane
Vice President and Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER
Smith Barney Mutual Funds
Management Inc.

CUSTODIAN
PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT
First Data Investor Services Group, Inc.
P.O. Box 1376
Boston, MA 02104

This report is submitted for the general information of the shareholders of Greenwich Street California Municipal Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Greenwich Street
California Municipal Fund Inc.
388 Greenwich Street
New York, New York 10013
FD0950   7/97